Q2 2021 Earnings Presentation August 5, 2021 Mike Petters President and Chief Executive Officer Chris Kastner Executive Vice President and Chief Operating Officer Tom Stiehle Executive Vice President and Chief Financial Officer Exhibit 99.2

HARD STUFF DONE RIGHT Forward-Looking Statements Statements in this presentation, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to estimate our future contract costs and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural and environmental disasters and political instability; our ability to execute our strategic plan, including with respect to share repurchases, dividends, capital expenditures, and strategic acquisitions; adverse economic conditions in the United States and globally; health epidemics, pandemics and similar outbreaks, including the COVID-19 pandemic; our ability to complete the acquisition of Alion Science and Technology and integrate its operations into our business; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Exhibit 99.2

HARD STUFF DONE RIGHT HII Q2 2021 Highlights  Revenues were ~$2.2 billion in the quarter  Diluted EPS was $3.20 in the quarter; Pension adjusted diluted EPS1 was $3.05  Total backlog at the end of the quarter was $47.7 billion  Ingalls Shipbuilding o Launched the first Flight III Arleigh Burke-class guided missile destroyer Jack H. Lucas (DDG 125) o Christened guided missile destroyer Lenah Sutcliffe Higbee (DDG 123) o Began fabrication of National Security Cutter Friedman (NSC 11) o Awarded $107 million advance procurement contract for amphibious assault ship LHA 9 o Awarded a contract for planning yard services in support of in-service amphibious ships with a potential total value of $724 million  Newport News Shipbuilding o USS John C. Stennis (CVN 74) arrived to begin its refueling and complex overhaul (RCOH) o Began crew move aboard on USS George Washington (CVN 73) as it continues to progress through its RCOH, now approximately 90% complete o John F. Kennedy (CVN 79) is approximately 83% complete  Technical Solutions o Awarded a contract by the U.S. Navy for two REMUS 300 unmanned underwater vehicles (UUVs) o Awarded first international order for four REMUS 300 UUVs from the Royal New Zealand Navy o Announced the commercial release of the REMUS 300 UUV Backlog ($B) 1Non-GAAP measure. See appendix for definition and reconciliation. Earnings Per Share $1.30 $3.20 $(0.49) $3.05 -$1.00 -$0.50 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 Q2 2020 Q2 2021 Diluted EPS Pension Adjusted Diluted EPS1 $46.1 $47.7 $0 $10 $20 $30 $40 $50 Q2 2020 Q2 2021 Exhibit 99.2

HARD STUFF DONE RIGHT Acquisition of Alion Science & Technology 1Non-GAAP measure. See appendix for definition and other information.  Alion significantly expands HII’s ability to support U.S. Navy and DoD customers in their most critical national security missions  Enhanced high-end capabilities are complementary to existing HII work and provide critical mass in targeted markets  C5ISR, Military Training & Simulation, Next Generation Technology & Solutions  Broad customer and contract access with minimal overlap  Franchise positions with diverse customers  Significant value-creating revenue synergy opportunity  Immediately enhances Technical Solutions potential topline growth rate  Expected to be cash flow accretive in 2022  Expect ~$200M of incremental free cash flow1 2022-2024, net of financing impacts  Expected to be GAAP EPS neutral in 2022, accretive in 2023 C5ISR Military Training & Simulation Next Generation Technology Cyber, AI/ML, EW, Big Data, Analytics Exhibit 99.2

Upcoming Program Milestones[1]

- 2021
  - Ingalls
    - ✓ Launch DDG 125 (Jack H. Lucas)
    - Complete sea trials DDG 121 (Frank E. Petersen Jr.)
    - Complete sea trials LPD 28 (Fort Lauderdale)
  - Newport News
    - Pier-side system testing on CVN 73 (USS George Washington)
    - Re-deliver SSN 725 (USS Helena)
    - Deliver SSN 794 (Montana)
    - Float off SSN 796 (New Jersey)
    - ✓ Ship final module of SSN 797 (Iowa)
- 2022
  - Ingalls
    - Deliver DDG 121 (Frank E. Petersen Jr.)
    - Complete sea trials and deliver DDG 123 (Lenah H. Sutcliffe Higbee)
    - Complete sea trials DDG 125 (Jack H. Lucas)
    - Deliver LPD 28 (Fort Lauderdale)
    - Launch LPD 29 (Richard M. McCool Jr.)
  - Newport News
    - Re-deliver CVN 73 (USS George Washington)
    - Deliver SSN 796 (New Jersey)

[1]All milestones based upon current expectations and subject to change based upon future events.
List is alphabetical by program designation.

HARD STUFF DONE RIGHT

HARD STUFF DONE RIGHT HII Q2 2021 Consolidated Results Consolidated Revenue ($M) Operating Income ($M) Operating Margin  Revenues improved YoY due primarily to growth at Newport News and Ingalls Shipbuilding, partially offset by a decline at Technical Solutions due to the divestiture of UPI and contribution of the San Diego Shipyard to a joint venture in the first quarter of 2021  Operating income improved YoY due primarily to impacts related to Virginia-class submarine program performance and COVID-19 in the prior year period $2,027 $2,231 $0 $500 $1,000 $1,500 $2,000 $2,500 Q2 2020 Q2 2021 $57 $128 $0 $20 $40 $60 $80 $100 $120 $140 Q2 2020 Q2 2021 2.8% 5.7% 0.0% 2.0% 4.0% 6.0% Q2 2020 Q2 2021 Exhibit 99.2

HARD STUFF DONE RIGHT Capital Deployment Shareholder Distributions ($M) 1Non-GAAP measure. See appendix for definition and reconciliation. 2Excludes $1 million for share repurchases settled for cash for prior quarter. Cash Flow Generation ($M)  Cash balance of $348 million and liquidity of $1.6 billion at quarter-end  Net capital expenditures were 3.3% of revenues  Cash contributions to pension and other postretirement benefit plans were $12 million o No discretionary contributions to our qualified pension plans in Q2 2021  Distributed $66 million to shareholders in the quarter  Repurchased 95 thousand shares at a cost of $20 million2  Paid dividends of $46 million $201 $96 ($75) ($73) $126 $23 -$100 -$50 $0 $50 $100 $150 $200 $250 Q2 2020 Q2 2021 Cash from Operations CAPEX Free Cash Flow 1 $42 $46 $20 $0 $10 $20 $30 $40 $50 $60 $70 Q2 2020 Q2 2021 Dividends Share Repurchases (at cost) Total $42 Total $66 2 Exhibit 99.2

HARD STUFF DONE RIGHT Ingalls Shipbuilding Q2 2021 Results Revenues ($M) Segment Operating Income1 ($M) Segment Operating Margin1  Revenues improved YoY due primarily to growth on the DDG program and amphibious assault ships, partially offset by lower volumes on the NSC program  Segment operating income and segment operating margin improved YoY primarily due to a capital investment related incentive for the DDG program that was recognized on Jack H. Lucas (DDG 125) and higher risk retirement for Bougainville (LHA 8), Richard M. McCool Jr. (LPD 29) and Fort Lauderdale (LPD 28) $622 $670 $500 $520 $540 $560 $580 $600 $620 $640 $660 $680 Q2 2020 Q2 2021 $55 $80 $0 $20 $40 $60 $80 $100 Q2 2020 Q2 2021 8.8% 11.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Q2 2020 Q2 2021 1Non-GAAP measure. See appendix for definition and reconciliation. Exhibit 99.2

HARD STUFF DONE RIGHT Newport News Shipbuilding Q2 2021 Results Revenues ($M) Segment Operating Income1 ($M) Segment Operating Margin1  Revenues improved YoY due to growth in submarine and aircraft carrier construction  Segment operating income and segment operating margin improved YoY primarily due to impacts related to Virginia-class submarine program performance as well as COVID-19 in the prior year period $1,122 $1,363 $0 $500 $1,000 $1,500 Q2 2020 Q2 2021 ($69) $76 -$80 -$60 -$40 -$20 $0 $20 $40 $60 $80 $100 Q2 2020 Q2 2021 (6.1%) 5.6% -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% Q2 2020 Q2 2021 1Non-GAAP measure. See appendix for definition and reconciliation. Exhibit 99.2

HARD STUFF DONE RIGHT Technical Solutions Q2 2021 Results Revenues ($M) Segment Operating Income1 ($M) Segment Operating Margin1  Revenues declined YoY due primarily to the divestiture of our oil and gas business and the contribution of the San Diego Shipyard to a joint venture in the first quarter of 2021, as well as lower volumes in Unmanned Systems, partially offset by increased volumes in Defense & Federal Solutions  Segment operating income and segment operating margin improved YoY primarily due to higher equity income related to our ship repair joint venture with Titan, as well as improved performance at Defense & Federal Solutions and Nuclear & Environmental Services, partially offset by lower volume in Unmanned Systems $320 $237 $0 $50 $100 $150 $200 $250 $300 $350 Q2 2020 Q2 2021 $9 $13 $0 $2 $4 $6 $8 $10 $12 $14 Q2 2020 Q2 2021 2.8% 5.5% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Q2 2020 Q2 2021 1Non-GAAP measure. See appendix for definition and reconciliation. Exhibit 99.2

Appendix HUNTINGTON INGALLS INDUSTRIES PROPRIETARY Exhibit 99.2

HARD STUFF DONE RIGHT Non-GAAP Measures Definitions We make reference to “segment operating income (loss),” “segment operating margin,” “ pension adjusted diluted earnings per share,” “shipbuilding revenue,” “shipbuilding operating margin,” “Technical Solutions EBITDA margin” and “free cash flow.” We internally manage our operations by reference to segment operating income and segment operating margin, which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income and segment operating margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income and segment operating margin reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income and segment operating margin may not be comparable to similarly titled measures of other companies. Shipbuilding revenue, shipbuilding operating margin, Technical Solutions EBITDA margin and pension adjusted diluted earnings per share are not measures recognized under GAAP. They are measures that we use to evaluate our core operating performance. We believe that shipbuilding revenue, shipbuilding operating margin, Technical Solutions EBITDA margin and pension adjusted diluted earnings per share reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies. Reconciliations of forward-looking GAAP and non-GAAP measures are not provided because we are unable to provide such reconciliations without unreasonable effort due to the uncertainty and inherent difficulty of predicting the future occurrence and financial impact of certain elements of GAAP and non-GAAP measures. Exhibit 99.2

HARD STUFF DONE RIGHT Non-GAAP Measures Definitions Cont’d Segment operating income (loss) is defined as operating income (loss) for the relevant segment(s) before the Operating FAS/CAS Adjustment and non-current state income taxes. Segment operating margin is defined as segment operating income (loss) as a percentage of sales and service revenues. Shipbuilding revenue is defined as the combined sales and service revenues from our Newport News Shipbuilding segment and Ingalls Shipbuilding segment. Shipbuilding operating margin is defined as the combined segment operating income of our Newport News Shipbuilding segment and Ingalls Shipbuilding segment as a percentage of shipbuilding revenue. Technical Solutions EBITDA margin is defined as Technical Solutions segment operating income before interest expense, income taxes, depreciation, and amortization as a percentage of Technical Solutions revenues. Pension adjusted diluted earnings per share is defined as diluted earnings per share excluding the impacts of the FAS/CAS adjustment. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures net of related grant proceeds. Operating FAS/CAS Adjustment is defined as the difference between the service cost component of our pension and other postretirement expense determined in accordance with GAAP (FAS) and our pension and other postretirement expense under U.S. Cost Accounting Standards (CAS). Non-current state income taxes are defined as deferred state income taxes, which reflect the change in deferred state tax assets and liabilities and the tax expense or benefit associated with changes in state uncertain tax positions in the relevant period. These amounts are recorded within operating income. Current period state income tax expense is charged to contract costs and included in cost of sales and service revenues in segment operating income. Exhibit 99.2

HARD STUFF DONE RIGHT Non-GAAP Reconciliations – Segment Operating Income (Loss) & Segment Operating Margin ($ in millions) 2021 2020 2021 2020 Ingalls revenues 670 622 1,319 1,251 Newport News revenues 1,363 1,122 2,770 2,463 Technical Solutions revenues 237 320 496 637 Intersegment eliminations (39) (37) (76) (61) Sales and Service Revenues 2,231 2,027 4,509 4,290 Operating Income 128 57 275 272 Operating FAS/CAS Adjustment 37 (63) 77 (126) Non-current state income taxes 4 1 8 5 Segment Operating Income (Loss) 169 (5) 360 151 As a percentage of sales and service revenues 7.6% (0.2)% 8.0% 3.5 % Ingalls segment operating income 80 55 171 123 As a percentage of Ingalls revenues 11.9% 8.8% 13.0% 9.8 % Newport News segment operating income (loss) 76 (69) 169 26 As a percentage of Newport News revenues 5.6% (6.1)% 6.1% 1.1 % Technical Solutions segment operating income 13 9 20 2 As a percentage of Technical Solutions revenues 5.5% 2.8% 4.0% 0.3 % Three Months Ended June 30 June 30 Six Months Ended Exhibit 99.2

HARD STUFF DONE RIGHT Non-GAAP Reconciliations – Shipbuilding Revenues & Operating Margin ($ in millions) 2021 2020 2021 2020 Sales and service revenues 2,231 2,027 4,509 4,290 Technical Solutions (237) (320) (496) (637) Intersegment eliminations 39 37 76 61 Shipbuilding Revenues 2,033 1,744 4,089 3,714 Operating Income 128 57 275 272 Operating FAS/CAS Adjustment 37 (63) 77 (126) Non-current state income taxes 4 1 8 5 Segment Operating Income (Loss) 169 (5) 360 151 Technical Solutions (13) (9) (20) (2) Shipbuilding Operating Income (Loss) 156 (14) 340 149 As a percentage of Shipbuilding revenues 7.7% (0.8)% 8.3% 4.0 % Three Months Ended June 30 June 30 Six Months Ended Exhibit 99.2

HARD STUFF DONE RIGHT Non-GAAP Reconciliations – Pension Adjusted Diluted Earnings per Share ($ in millions, except per share amounts) 2021 2020 2021 2020 Adjusted Net Earnings Net earnings 129 53 277 225 After-tax FAS/CAS adjustment(1) (6) (73) (10) (147) Pension Adjusted Net Earnings 123 (20) 267 78 Pension Adjusted Diluted EPS Diluted earnings per share $ 3.20 $ 1.30 $ 6.87 $ 5.54 After-tax FAS/CAS adjustment(1) $ (0.15) $ (1.79) $ (0.25) $ (3.62) Pension Adjusted Diluted EPS $ 3.05 $ (0.49) $ 6.62 $ 1.92 (1) FAS/CAS Adjustment (7) (93) (13) (186) Tax effect* (1) (20) (3) (39) After-tax effect (6) (73) (10) (147) Weighted-Average Diluted Shares Outstanding 40.3 40.7 40.3 40.6 Per share impact** $ (0.15) $ (1.79) $ (0.25) $ (3.62) **Amounts may not recalculate exactly due to rounding. Three Months Ended June 30 June 30 Six Months Ended *The income tax impact is calculated using the tax rate in effect for the relevant non-GAAP adjustment. Exhibit 99.2

HARD STUFF DONE RIGHT Non-GAAP Reconciliations – Free Cash Flow ($ in millions) 2021 2020 2021 2020 Net cash provided by operating activities 96 201 139 269 Less capital expenditures: Capital expenditure additions (74) (79) (134) (150) Grant proceeds for capital expenditures 1 4 2 9 Free cash flow 23 126 7 128 Three Months Ended June 30 Six Months Ended June 30 Exhibit 99.2

HARD STUFF DONE RIGHT Exhibit 99.2